UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

CURRENT REPORT

PURSUANT TO SECTION 14(C)
OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 4, 2010

GBS ENTERPRISES INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53223
(Commission File Number)

N/A
(IRS Employer Identification No.)

302 North Brooke Drive
Canton, GA 30114
(Address of principal executive offices and Zip Code)

(404) 474-7256
(Registrant's telephone number, including area code)

SWAV ENTERPIRSES LTD.
(Former name or former address, if changed since last report)

Copies to:
The Sourlis Law Firm
Virginia K. Sourlis, Esq.
214 Broad Street
Red Bank, New Jersey 07701
T: (732) 530-9007
F: (732) 530-9008
www.SourlisLaw.com

Check the appropriate box:

[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)
[X]	Definitive Information Statement

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount of which the filing fee is calculated and state how it was determined): 0
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration No.:
3) Filing Party:
4) Date Filed

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GBS ENTERPRISES INCORPORATED
302 North Brooke Drive
Canton, GA 30114

NOTICE OF ACTION BY WRITTEN CONSENT
OF A
MAJORITY OF THE OUTSTANDING VOTING SECURITIES
TAKEN AS OF OCTOBER 25, 2010

To the Stockholders of GBS Enterprises Incorporated:

GBS Enterprises Incorporated, a Nevada corporation (the “Company”), hereby notifies its stockholders of record that the majority of stockholders (approximately 60%) signed a written consent on October 25, 2010 at the Company’s offices, to vote on the following proposal:

1.

To amend Article III of the Company’s Certificate of Incorporation to provide that the capital stock of the Company be increased to 100,000,000 shares, including 75,000,000 shares of common stock and 25,000,000 shares of preferred stock, each with a par value of $0.001 per share.

The foregoing actions are expected to take affect at least 20 days after the filing of a Definitive Information Statement, scheduled for November 4, 2010 at the earliest, which is November 24, 2010 (the “Effective Date”). You have the right to receive this notice if you were a stockholder of record at the close of business on October 25, 2010 (the "Record Date").

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

Canton, Georgia	/s/ JOERG OTT
November 4, 2010	Joerg Ott
CEO and Member of the Board

DEFINITIVE INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND
REGULATION 14C THEREUNDER

GBS ENTERPRISES INCORPORATED
302 North Brooke Drive
Canton, GA 30114

We are furnishing this Information Statement to the stockholders of GBS Enterprises Incorporated, a Nevada corporation (the “Company”), to provide a description of actions taken by written consent of the holders of a majority (approximately 60%) of the outstanding shares of the Company’s voting securities that were entitled to vote on such actions. As of the date of this Information Statement, there were 25,000,000 shares of Common Stock authorized of which 15,000,000 shares of common stock issued are and outstanding. Each share of common stock is entitled to one vote. There is currently no preferred stock authorized. The persons owning approximately 60% of the voting power of the Company have adopted resolutions to effect the actions described herein.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

An Information Statement will be mailed on or about November 4, 2010 to stockholders of record as of the close of business on October 25, 2010 (the “Record Date”). The Information Statement is being delivered only to inform you of the corporate action described herein before it takes effect, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

This information statement is circulated to advise the stockholders of actions to be taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the voting capital stock of the Company. Management is not soliciting proxies because a sufficient number of shares have provided written consent to the actions.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record as of the Record Date by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN
CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR
A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

The matter upon which action is being taken is::

1.

To amend Article III of the Company’s Certificate of Incorporation to provide that the capital stock of the Company be increased to 100,000,000 shares, including 75,000,000 shares of common stock and 25,000,000 shares of preferred stock, each with a par value of $0.001 per share.

Pursuant to a Joint Written Consent of the Company’s Board of Directors and Majority Stockholders, on October 25, 2010, the Board of Directors and Majority Stockholders jointly approved of the proposal in this Information Statement. The Board of Directors decided to increase the Company’s authorized common stock from 25,000,000 to 75,000,000 and to create a class of “blank check” preferred stock to issue shares in future financings or corporate transactions, if any, or for compensation for services rendered by various individuals or entities.

The approval by the stockholders will not become effective until 20 days from the date of mailing of a Definitive Information Statement to our stockholders. Stockholders holding a majority of the voting securities have not consented to or considered any other corporate action except as the action described herein.

If the proposed action was not adopted by written majority stockholder consent, it would have been necessary for the action to be voted upon by the Company’s stockholders at an Annual Stockholder’s Meeting for the specific purpose of approving such action.

Because stockholders holding at least a majority of the voting rights of our outstanding voting securities on the Record Date have voted in favor of the foregoing proposal, and have sufficient voting power to approve such proposal through their ownership of voting securities, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement. Pursuant to Rule 14c-2 under the Exchange Act, the proposal will not become effective until a date at least 20 calendar days after the date on which a Definitive Information Statement is first mailed to the stockholders as of the Record Date. We anticipate that the actions contemplated herein will be effected on or about the close of business on November 24, 2010 (the “Effective Date”).

There were 15,000,000 shares of common stock issued and outstanding at the close of business on the Record Date. Each stockholder is entitled to one vote per share of common stock held by such person. The persons owning a majority of the voting power of the Company have adopted resolutions to effect the above-listed action.

Dissenter's Rights of Appraisal

The Nevada Revised Statutes do not provide for dissenter's rights of appraisal in connection with the above-listed actions.

CAUTIONARY STATEMENT REGARDING
FORWARD LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to our future financial performance or future events. Forward-looking statements give our current expectations and forecasts of future events. All statements other than statements of current or historical fact contained in this Information Statement, including statements regarding our future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “plan,” and similar expressions, as they relate to our business, or us are intended to identify forward-looking statements. These statements are based on our current plans, and our actual future activities and results of operations may be materially different from those set forth in the forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Any or all of the forward-looking statements in this Information Statement may turn out to be inaccurate. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. The forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and assumptions. We undertake no obligation to publicly revise these forward-looking statements to reflect events occurring after the date hereof. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this Information Statement.

For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-K, 10-Q and 8-K. You can obtain copies of these reports and other filings for free at the SEC’s Web site at http://www.sec.gov/ or from commercial document retrieval services.

GENERAL COMPANY INFORMATION

We were incorporated on March 20, 2007, in the State of Nevada as SWAV Enterprises Ltd. On April 1, 2007, SWAV Enterprises Ltd. acquired SWAV Holdings Inc. of Calgary, Alberta. SWAV Holdings was an importer and wholesaler of Chinese manufactured goods. On April 26, 2010, the Company sold 100% of SWAV Holdings, Inc., a wholly-owned subsidiary of the Company, to Pui Shan Lam, the form Chief Executive Officer and Director of the Company, pursuant to a Subsidiary Stock Purchase Agreement, dated April 26, 2010, for a purchase price of $100.

Lotus Holdings Limited

As previously reported on a Form 8-K filed on April 26, 2010 and as amended on May 7, 2010 and July 12, 2010, on April 26, 2010, the Company entered into an Asset Purchase Agreement with Lotus Holdings Limited (“Lotus”) pursuant to which the Company issued an aggregate of 2,265,240 shares of SWAV’s common stock to Lotus in consideration for 100% of certain assets of the Lotus (the “Acquisition”).

Lotus is a holding company specializing in software technology and training services, particularly in the areas of advanced software development tools, innovative point-of-care electronic health record (EHR) software, and sales.

Upon the consummation of the Acquisition, Pui Shan Lam and Vanleo Y.W. Fung resigned from their respective positions with the Company, effective immediately. Prior to her resignation, Pui Shan Lam had served as the President, Chief Executive Officer and Director of the Company. Prior to his resignation, Vanleo Y.W. Fung had served as the Chief Financial Officer, Secretary and Director of the Company. There were no disagreements on any matter relating to the Company’s operations, policies or practices nor was the director removed for cause from the Board of Directors.

Effective on the closing of the Acquisition, the Company’s directors appointed Joerg Ott to serve as the sole director of the Company and to serve as the Chief Executive Officer of the Company. Mr. Ott does not have a familial relationship with any director or executive officer of the Company.

Directors hold office until the next annual meeting of the stockholders or until their successors have been elected and qualified. The officers of the Company are appointed by the board of directors and hold office until their death, resignation or removal from office.

Name and Trading Symbol Change

As reported on Form 8-K filed with the Securities and Exchange Commission on August 30, 2010, on August 20, 2010, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of Nevada therein changing the Company’s name from SWAV Enterprises Ltd. to GBS Enterprises Incorporated, effective September 6, 2010.

On October 14, 2010, the trading symbol of the Company’s common stock on the OTC Bulletin Board was changed from “SWAV” to “GBSX.”

CORPORATE ACTIONS

To amend Article III of the Company’s Certificate of Incorporation to provide that the capital stock of the Company be increased to 100,000,000 shares, including 75,000,000 shares of common stock and 25,000,000 shares of preferred stock,
each with a par value of $0.001 per share.

The Company's Board of Directors proposed to ask its majority stockholders to approve an amendment to the Company’s Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada increasing the authorized capital stock of the Company to 100,000,000 shares, including 75,000,000 shares of common stock and 25,000,000 shares of preferred stock, each with a par value of $0.001 per share.

Purpose of Amendment

At the present time, the Company’s authorized capital stock consists of 25,000,000 shares of common stock and no class of preferred stock. More than one-half of the authorized common stock is issued and outstanding. In the Company’s opinion, this leaves the Company with limited flexibility should the Company seek to acquire other companies or to raise additional capital through the issuance of common stock or securities that are convertible into share of common stock.

The Company also believes that it is important to authorize a class of preferred stock which can be issued by the Board in different series (generally referred to as “blank check preferred”). This is flexibility that most companies have from their incorporation. While preferred stock can be used to delay or prevent hostile takeover of the Company, it is not the Company’s current intent to use it in that manner. We are not aware of any effort to undertake a hostile takeover of the Company at the present time and, because of the concentration of stock ownership in a few people; any such attempt would likely be futile.

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. However, the proposed increased in the authorized capital stock is not the result of any such specific effort; rather, as indicated above, the purpose of the increase in the authorized capital stock is to provide the Company’s management with the ability to issue shares for future acquisition, financing and operational possibilities, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. While it is possible that management could use the additional shares of common stock or preferred stock to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device. As a consequence, the increase in authorized common stock and creation of preferred stock may make it more difficult for, prevent or deter a third party from acquiring control of the Company or changing our current Board of Directors and management, as well as inhibit fluctuations in the market price of the Company's shares that could result from actual or rumored takeover attempts. The Company currently has no such provisions in any of its governing documents nor are there any plans or proposals to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

The authorized but unissued shares of preferred stock may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors in their sole discretion shall have the power to determine the relative powers, preferences, and rights of each series of preferred stock.

The change in capital will not affect the relative rights or privileges of our Common Stock stockholders. The newly authorized Common Stock will have the same rights as the presently authorized shares of Common Stock.

The Company intends to seek to raise additional capital from the sale of its common stock or preferred stock in the near future. We can provide no assurances that the Company will be successful in raising additional capital from the sale of its securities on terms satisfactory to the Company, if at all. The proposed increase in the number of authorized shares of common stock and creation of preferred stock would give the Company the necessary shares of capital stock to use in connection with current and future capital raise transactions, use in employee benefit plans, acquisitions, mergers and other corporate purposes. We do not have any plans, arrangements or agreements to issue any of the newly available shares of common stock or preferred stock.

Stockholders of the Company do not have any preemptive rights with respect to any of the presently authorized but unissued shares of capital stock of the Company.

No dissenting stockholder will have a right of appraisal or right to receive payment for his stock by reason of such dissent.

Directors and Executive Officers

Name:	Position Held with the Company:	Age:
Joerg Ott	Chief Executive Officer and Sole Director	45

Joerg Ott

Mr. Ott brings over 20 years of software industry expertise to the Company. Mr. Ott founded OUTPUT! GmbH, a sales training company in Germany in 1992. While serving as the company’s President and CEO, he emphasized sales, marketing and customer services activities. The company’s customers included Deutsche Telekom AG, vodaphone/ARCOR and Zurich Versicherungen.

Driven by his linguistic interest, Joerg subsequently founded GlobalWords, a software driven multi-lingual translation service company. GlobalWords became the foundation for a series of mergers & acquisitions focused in the Software Industry. In the last seven years, Mr. Ott worked with his partners to acquire more than ten other companies, including publicly traded companies, such as IntraWare, Gedys, TJ, and GROUP. Following the GROUP acquisition, with the integration of Relavis Corporation, a New York-based software company and Lotus911 Corporation, an Atlanta-based system integrator and hosting company, Mr. Ott expanded his acquisition strategy into the US. Currently GROUP is the leading vendor for IBM Lotus Software products.

Mr. Ott earned his MBA from University of Passau, Germany, focusing on Operations Research and Finance. He is a Harvard Business School alumnus since 2008.

There are not related party transactions between the Company and Mr. Ott reportable under Item 404 of Regulation S-K. There is no material plan, contract or arrangement, including but not limited to a compensatory plan, contract or arrangement (whether or not written) to which Mr. Ott is a party or which he participates.

Code of Ethics

We have not yet adopted a Code of Ethics but intend to do so in the near future.

Corporate Governance

Nominating and Compensation Committees

We do not have standing nominating or compensation committees, or committees performing similar functions. Our board of directors believes that it is not necessary to have a standing compensation committee at this time because the functions of such committee are adequately performed by our board of directors.

Our board of directors also is of the view that it is appropriate for us not to have a standing nominating committee because our board of directors has performed and will perform adequately the functions of a nominating committee. Our board of directors has not adopted a charter for the nomination committee. There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for directors. Our board of directors does not believe that a defined policy with regard to the consideration of candidates recommended by stockholders is necessary at this time because we believe that, given the early stages of our development, a specific nominating policy would be premature and of little assistance until our business operations are at a more advanced level. There are no specific, minimum qualifications that our board of directors believes must be met by a candidate recommended by our board of directors. The process of identifying and evaluating nominees for director typically begins with our board of directors soliciting professional firms with whom we have an existing business relationship, such as law firms, accounting firms or financial advisory firms, for suitable candidates to serve as directors. It is followed by our board of directors’ review of the candidates’ resumes and interview of candidates. Based on the information gathered, our board of directors then makes a decision on whether to recommend the candidates as nominees for director. We do not pay any fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominee.

Audit Committee

We do not have a standing audit committee at the present time. Our board of directors has determined that we do not have a board member that qualifies as an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K, nor do we have a board member that qualifies as “independent” as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that our board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The board of directors of our company does not believe that it is necessary to have an audit committee because we believe that the functions of an audit committee can be adequately performed by the board of directors. In addition, we believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any revenues from operations to date.

Other Committees

All proceedings of our board of directors for the year ended March 31, 2010 were conducted by resolutions consented to in writing by our directors and filed with the minutes of the proceedings of the board of directors. Our company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter. Our board of directors believes that it is not necessary to have such committees, at this time, because they can adequately perform the functions of such committees.

Our company does not have any defined policy or procedural requirements for stockholders to submit recommendations or nominations for directors. Our directors believe that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our company does not currently have any specific or minimum criteria for the election of nominees to the Board of Directors and we do not have any specific process or procedure for evaluating such nominees. Our board of directors will assess all candidates, whether submitted by management or stockholders, and make recommendations for election or appointment.

A stockholder who wishes to communicate with our board of directors may do so by directing a written request addressed to our President, at the address appearing on the first page of this Information Statement.

Involvement in Certain Legal Proceedings.

Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

1.	Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

4.

Being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information concerning the beneficial ownership of Company’s common stock at the Record Date by (i) each person known by the Company to be the owner of more than 5% of the outstanding common stock, (ii) each director, (iii) each Named Executive Officer, and (iv) all directors and executive officers as a group. In general, “beneficial ownership” includes those shares a stockholder has the power to vote or the power to transfer, and stock options and other rights to acquire common stock that are exercisable currently or become exercisable within 60 days. Except as indicated otherwise, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The calculation of the percentage owned is based on 15,000,000 shares of common stock outstanding as of the filing date of this Information Statement.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percentage of Class
Joerg Ott 302 North Brooke Drive Canton, GA 30114	1,550,000(1)	10.3%
Ronald R. Durban c/o Lotus Holding Limited Suite 31 Don House 31-38 Main Street Gibraltar	5,077,250(2)	33.9%
George E. Cotti c/o GAVF, LLC 3719 Bayview Dr. Chesapeake Beach, MD 20732	1,092,500 (3)	7.3%
Anthony Peters c/o RealRisk Ventures, LLC Am Kunstfeld 39 51069 Koln-Dunnwald Germany	1,550,000 (4)	10.3%
Directors and Officers as a group (1person)	1,550,000(1)	10.3%

(1) Held directly by vbv GmbH, Germany, a corporation of which Mr. Ott owns 100%.
(2) Held directly by Lotus Holdings Limited. Ronald R. Durban is the Authorized Representative of Lotus Holdings Limited and disclaims beneficial ownership of the shares held by Lotus Holdings Limited.
(3) Held directly by GAVF, LLC. George E. Cotti is the Authorized Representative of GAVG, LLC and disclaims beneficial ownership of the shares held by GAVF, LLC.
(4) Held directly by RealRisk Ventures LLC.  Anthony Peters  is the Authorized Representative of RealRisk Ventures, LLC and disclaims beneficial ownership of the shares held by RealRisk Ventures, LLC.

Family Relationships

None

Certain Relationships and Related Party Transactions

We have not entered into any arrangements which are considered transactions with related persons.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, and to the best of our knowledge, all executive officers, directors and greater than 10% stockholders filed the required reports in a timely manner other than the shares held by Lotus Holding Limited, GAVF, LLC and RealRisk Ventures, LLC.

Director Independence

Our determination of independence of our directors is made using the definition of “independent director” contained under NASDAQ Marketplace Rule 4200(a)(15), even though such definitions do not currently apply to us because we are not listed on NASDAQ. Joerg Ott, our sole director, is not an independent director since he also serves as the Company’s Chief Executive Officer.

Executive Officer Compensation

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended March 31, 2010; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the year ended March 31, 2010, who we will collectively refer to as our named executive officers, of our company for the years ended March 31, 2010 and 2009, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation does not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Pui Shan Lam[1] Former President, CEO	2010 2009	2,750 10,927	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	2,750 10,927
Vanleo Y.W. Fung2 Former CFO, Secretary	2010 2009	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil

[1]	Ms Lam became our President, Chief Executive Officer and a director on March 20, 2007.
[2]	Mr. Fung became our Chief Financial Officer, Secretary and a director on April 16, 2008.

We have not entered into written employment agreements with our directors and officers. Since April 1, 2008 until the date of the Acquisition, we paid a fee of CAD $1,000 (2007 - $900) per month to Miss Lam for management services she provided to SWAV. This payment arrangement was not reduced to writing.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for our directors or officers. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or officers, except that stock options may be granted at the discretion of our board of directors in the future.

We have no plans or arrangements in respect of remuneration received or that may be received by the officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

Director Compensation

Directors of our company may be paid for their expenses incurred in attending each meeting of the directors. In addition to expenses, directors may be paid a sum for attending each meeting of the directors or may receive a stated salary as director. No payment precludes any director from serving our company in any other capacity and being compensated for such service. Members of special or standing committees may be allowed similar reimbursement and compensation for attending committee meetings. During the year ended March 31, 2010, we did not pay any compensation or grant any stock options to our directors.

Outstanding Equity Awards at Fiscal Year-End

As at March 31, 2010, we had not adopted any equity compensation plan and no stock, options, or other equity securities were awarded to our principal executive officer or two other most highly compensated executive officers.

Securities Authorized for Issuance Under Equity Compensation Plans

We have not adopted a stock option plan and have not granted any stock options. Accordingly, no stock based compensation has been recorded to date.

Equity Compensation Plan Information as at March 31, 2010

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans approved by security holders	Nil	N/A	Nil
Equity Compensation Plans not approved by security holders	Nil	N/A	Nil
Total	Nil	N/A	Nil

Employment Agreements

As of the date of this Information Statement, we do not have any employment agreements. There are no arrangements or plans in which we provide pension, retirement or similar benefits for our directors or officers. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or officers, except that stock options may be granted at the discretion of our board of directors in the future.

We have no plans or arrangements in respect of remuneration received or that may be received by the officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

Compensation Committee Interlocks and Insider Participation

We have not yet designated a Compensation Committee. All compensation matters are approved by the full Board. None of our executive officers served on the compensation committee (or equivalent), or the Board, of another entity whose executive officer(s) served on our Board.

AVAILABLE INFORMATION

For more detailed information regarding the Company, including financial statements, you may refer to our most recent Form 10-K for the period ended March 31, 2010 and as well as our recent quarterly and periodic filings with the Securities and Exchange Commission (“SEC)” which we file from time to time. This information may be found free of charge on the SEC’s EDGAR database at http://www.sec.gov/ or by contacting the Company.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and Amendment. Your consent to the actions and Amendment is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS NOVEMBER 4, 2010. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

Canton, Georgia	/s/ JOERG OTT
November 4, 2010	Joerg Ott
CEO and Member of the Board